Exhibit 99.2
Tanger Factory Outlet Centers, Inc.

Supplemental Operating and Financial Data
June 30, 2012

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/12

Notice

For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/12

Table of Contents

Section

Portfolio Data:

Geographic Diversification	4
Property Summary - Occupancy at End of Each Period Shown	5
Portfolio Occupancy at the End of Each Period	7
Major Tenants	8
Lease Expirations as of June 30, 2012	9
Leasing Activity	10

Financial Data:

Consolidated Balance Sheets	11
Consolidated Statements of Operations	12
FFO and FAD Analysis	13
Unconsolidated Joint Venture Information	14
Debt Outstanding Summary	16
Future Scheduled Principal Payments	17
Senior Unsecured Notes Financial Covenants	17

Investor Information	18

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/12

Geographic Diversification

As of June 30, 2012

State	# of Centers	GLA	% of GLA

South Carolina	5	1,576,873	15%
Pennsylvania	3	874,422	8%
New York	1	729,736	7%
Georgia	2	691,582	6%
Texas	2	619,729	6%
Delaware	1	568,975	5%
Alabama	1	557,228	5%
North Carolina	3	505,293	5%
New Jersey	1	489,762	4%
Michigan	2	437,202	4%
Tennessee	1	419,038	4%
Ohio	1	406,969	4%
Missouri	1	302,922	3%
Utah	1	298,379	3%
Connecticut	1	289,950	3%
Louisiana	1	282,403	3%
Iowa	1	277,230	2%
Oregon	1	270,212	2%
Illinois	1	250,439	2%
New Hampshire	1	245,698	2%
Maryland	1	199,243	2%
Florida	1	198,877	2%
California	1	171,300	2%
Maine	2	82,286	1%
Total (1)	36	10,745,748	100%

(1)
Excludes two unconsolidated outlet centers in which Tanger has a 50% ownership interest (a 265,086 square foot center in Wisconsin Dells, Wisconsin and a 155,522 square foot center in Cookstown, Ontario). Also, excludes one 741,976 square foot shopping center and one 29,253 square foot warehouse in Deer Park, New York, in which Tanger has a 33.3% ownership interest through unconsolidated joint ventures.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/12

Property Summary - Occupancy at End of Each Period Shown

Consolidated properties
Location	Total GLA 6/30/12	% Occupied 6/30/12	% Occupied 3/31/12	% Occupied 12/31/11	% Occupied 9/30/11	% Occupied 6/30/11
Riverhead, NY	729,736	100%	98%	99%	99%	100%
Rehoboth Beach, DE	568,975	99%	100%	100%	99%	98%
Foley, AL	557,228	97%	98%	97%	96%	98%
Atlantic City, NJ (2)	489,762	97%	98%	99%	99%	N/A
San Marcos, TX	441,929	100%	99%	100%	100%	97%
Myrtle Beach Hwy 501, SC	425,247	99%	97%	99%	98%	99%
Sevierville, TN	419,038	99%	99%	100%	100%	100%
Jeffersonville, OH	406,969	99%	95%	99%	99%	99%
Myrtle Beach Hwy 17, SC	402,791	100%	99%	99%	99%	97%
Washington, PA	372,972	99%	98%	99%	99%	99%
Commerce II, GA	370,512	100%	98%	100%	100%	99%
Charleston, SC	365,107	96%	97%	99%	99%	93%
Howell, MI	324,632	94%	97%	98%	98%	98%
Locust Grove, GA	321,070	99%	98%	100%	100%	99%
Mebane, NC	318,910	100%	100%	100%	99%	100%
Branson, MO	302,922	97%	98%	100%	100%	98%
Park City, UT	298,379	100%	99%	100%	100%	100%
Westbrook, CT	289,950	97%	98%	100%	98%	98%
Gonzales, LA	282,403	100%	99%	100%	99%	99%
Williamsburg, IA	277,230	99%	98%	99%	99%	97%
Lincoln City, OR	270,212	97%	95%	96%	95%	98%
Lancaster, PA	254,002	100%	100%	100%	100%	100%
Tuscola, IL	250,439	90%	90%	90%	90%	87%
Hershey, PA (3)	247,448	100%	97%	100%	100%	N/A
Tilton, NH	245,698	99%	99%	100%	100%	100%
Hilton Head II, SC	206,529	100%	100%	98%	96%	98%
Ocean City, MD (2)	199,243	89%	91%	92%	92%	N/A
Fort Myers, FL	198,877	89%	92%	92%	85%	85%
Terrell, TX	177,800	94%	94%	94%	94%	94%
Hilton Head I, SC	177,199	100%	100%	98%	96%	96%
Barstow, CA	171,300	100%	100%	100%	100%	100%
West Branch, MI	112,570	100%	96%	96%	100%	100%
Blowing Rock, NC	104,154	97%	98%	100%	100%	100%
Nags Head, NC	82,229	100%	100%	100%	100%	100%
Kittery I, ME	57,667	100%	100%	100%	100%	93%
Kittery II, ME	24,619	100%	100%	100%	100%	100%
Total	10,745,748	98%	97%	99%	98% (1)	98% (1)

Unconsolidated joint venture properties
Deer Park, NY (4)	771,229	91%	91%	90%	89%	88%
Wisconsin Dells, WI	265,086	99%	98%	98%	98%	99%
Cookstown, ON (5)	155,522	99%	91%	100%	N/A	N/A

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/12

(1)	Excludes the occupancy rate at our Hilton Head I, South Carolina center which opened March 31, 2011 and had not yet stabilized.

(2)	Center acquired in July 2011.

(3)	Center acquired in September 2011.

(4)	Includes a 29,253 square foot warehouse adjacent to the shopping center.

(5)	Center acquired in December 2011 and located in Ontario, Canada.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/12

Portfolio Occupancy at the End of Each Period (1)

(1)
Excludes two unconsolidated outlet centers in which Tanger has a 50% ownership interest (a 265,086 square foot center in Wisconsin Dells, WI and a 155,522 square foot center in Cookstown, ON). Also, excludes one 741,976 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY, in which Tanger has a 33.3% ownership interest through unconsolidated joint ventures.

(2)	Excludes the occupancy rate at our Hilton Head I, SC center which opened during the first quarter of 2011 and had not yet stabilized.

(3)	Excludes the occupancy rate at our Commerce I, Georgia center which was held for sale as of June 30, 2010 and subsequently sold on July 7, 2010.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/12

Major Tenants (1)

Ten Largest Tenants As of June 30, 2012
Tenant	# of Stores	GLA	% of Total GLA
The Gap, Inc.	79	846,025	7.9%
Phillips-Van Heusen	131	680,400	6.3%
Dress Barn, Inc.	62	379,600	3.5%
Nike	34	364,887	3.4%
Adidas	43	328,292	3.1%
VF Outlet, Inc.	32	323,049	3.0%
Ann Taylor	42	295,371	2.7%
Polo Ralph Lauren	29	286,851	2.7%
Carter's	59	276,641	2.6%
Hanesbrands Direct, LLC	43	245,663	2.3%
Total of All Listed Above	554	4,026,779	37.5%

(1)
Excludes two unconsolidated outlet centers in which Tanger has a 50% ownership interest (a 265,086 square foot center in Wisconsin Dells, WI and a 155,522 square foot center in Cookstown, ON). Also, excludes one 741,976 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY, in which Tanger has a 33.3% ownership interest through unconsolidated joint ventures.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/12

Lease Expirations as of June 30, 2012

(1)    Excludes two unconsolidated outlet centers in which Tanger has a 50% ownership interest (a 265,086 square foot center in Wisconsin Dells, WI and a 155,522 square foot center in Cookstown, ON). Also, excludes one 741,976 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY, in which Tanger has a 33.3% ownership interest through unconsolidated joint ventures.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/12

Leasing Activity (1)

	3/31/2012	6/30/2012	9/30/2012	12/31/2012	Year to Date	Prior Year to Date
Re-tenanted Space:
Number of leases	60	32			92	132
Gross leasable area	220,237	98,393			318,630	468,703
New initial base rent per square foot	$30.01	$28.07			$29.41	$26.31
Prior expiring base rent per square foot	$20.84	$21.25			$20.97	$19.23
Percent increase	44.0%	32.1%			40.3%	36.8%

New straight line base rent per square foot	$32.53	$30.52			$31.91	$28.26
Prior straight line base rent per square foot	$20.60	$20.78			$20.66	$18.89
Percent increase	57.9%	46.9%			54.5%	51.5%

Renewed Space:
Number of leases	188	54			242	241
Gross leasable area	920,436	268,841			1,189,277	1,191,651
New initial base rent per square foot	$21.27	$20.19			$21.02	$20.23
Prior expiring base rent per square foot	$19.38	$18.49			$19.18	$18.63
Percent increase	9.7%	9.2%			9.6%	8.6%

New straight line base rent per square foot	$21.97	$20.94			$21.74	$20.85
Prior straight line base rent per square foot	$19.18	$18.14			$18.96	$18.15
Percent increase	14.5%	15.4%			14.7%	14.9%

Total Re-tenanted and Renewed Space:
Number of leases	248	86			334	373
Gross leasable area	1,140,673	367,234			1,507,907	1,660,354
New initial base rent per square foot	$22.96	$22.30			$22.80	$21.94
Prior expiring base rent per square foot	$19.66	$19.23			$19.56	$18.80
Percent increase	16.7%	16.0%			16.6%	16.7%

New straight line base rent per square foot	$24.01	$23.51			$23.89	$23.04
Prior straight line base rent per square foot	$19.46	$18.85			$19.32	$18.36
Percent increase	23.4%	24.7%			23.7%	25.5%

(1)
Excludes two unconsolidated outlet centers in which Tanger has a 50% ownership interest (a 265,086 square foot center in Wisconsin Dells, WI and a 155,522 square foot center in Cookstown, ON). Also, excludes one 741,976 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY, in which Tanger has a 33.3% ownership interest through unconsolidated joint ventures.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/12

Consolidated Balance Sheets (dollars in thousands)

	6/30/2012	3/31/2012	12/31/2011	9/30/2011	6/30/2011
Assets
Rental property
Land	$148,002	$148,002	$148,002	$148,002	$144,329
Buildings, improvements and fixtures	1,787,050	1,773,055	1,764,494	1,747,149	1,560,920
Construction in progress	—	4,545	3,549	1,800	3,367
	1,935,052	1,925,602	1,916,045	1,896,951	1,708,616
Accumulated depreciation	(547,167)	(530,150)	(512,485)	(494,518)	(477,687)
Total rental property, net	1,387,885	1,395,452	1,403,560	1,402,433	1,230,929
Cash and cash equivalents	11,855	10,787	7,894	3,694	18,438
Investments in unconsolidated joint ventures	72,394	48,483	28,481	9,447	4,592
Deferred lease costs and other intangibles, net	109,850	115,157	120,636	120,933	56,166
Deferred debt origination costs, net	10,219	10,775	8,861	6,327	6,783
Prepaids and other assets	50,172	54,304	52,383	50,856	50,681
Total assets	$1,642,375	$1,634,958	$1,621,815	$1,593,690	$1,367,589
Liabilities and equity
Liabilities
Debt
Senior, unsecured notes, net of discounts	$547,896	$547,829	$547,763	$547,698	$554,644
Unsecured term loans, net of discounts	259,380	259,344	9,308	—	—
Unsecured bridge loan	—	—	—	150,000	150,000
Mortgages payable, including premiums	109,583	110,483	111,379	112,235	—
Unsecured lines of credit	141,224	121,073	357,092	172,300	182,000
Total debt	1,058,083	1,038,729	1,025,542	982,233	886,644
Construction trade payables	14,746	15,698	13,656	19,331	27,333
Accounts payable & accruals	38,011	43,165	37,757	44,127	27,129
Other liabilities	16,283	16,399	16,428	16,249	16,170
Total liabilities	1,127,123	1,113,991	1,093,383	1,061,940	957,276
Commitments and contingencies
Equity
Tanger Factory Outlet Centers, Inc. equity
Common shares	935	926	867	867	813
Paid in capital	758,381	751,633	720,073	718,318	607,756
Accumulated distributions in excess of net income	(279,657)	(271,941)	(261,913)	(257,930)	(253,213)
Accumulated other comprehensive income	1,405	1,449	1,535	1,516	1,683
Equity attributable to Tanger Factory Outlet Centers, Inc.	481,064	482,067	460,562	462,771	357,039
Equity attributable to noncontrolling interests
Noncontrolling interests in Operating Partnership	27,386	32,068	61,027	61,344	53,274
Noncontrolling interest in other consolidated partnerships	6,802	6,832	6,843	7,635	—
Total equity	515,252	520,967	528,432	531,750	410,313
Total liabilities and equity	$1,642,375	$1,634,958	$1,621,815	$1,593,690	$1,367,589

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/12

Consolidated Statements of Operations (dollars and shares in thousands)

		Three Months Ended				YTD
	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	6/30/12	6/30/11
Revenues
Base rentals	$58,583	$57,219	$58,007	$55,018	$48,393	$115,802	$94,612
Percentage rentals	1,618	1,744	3,872	2,684	1,137	3,362	2,528
Expense reimbursements	24,989	23,476	24,826	22,973	20,616	48,465	41,821
Other income	2,145	1,804	2,435	2,568	1,955	3,949	3,879
Total revenues	87,335	84,243	89,140	83,243	72,101	171,578	142,840
Expenses
Property operating	27,977	26,088	27,192	25,181	23,765	54,065	47,873
General & administrative	8,699	10,020	8,237	7,943	7,185	18,719	13,952
Acquisition costs	—	—	217	978	974	—	1,541
Abandoned development costs	—	—	—	—	—	—	158
Depreciation and amortization	24,923	25,515	25,228	22,964	17,858	50,438	35,823
Total expenses	61,599	61,623	60,874	57,066	49,782	123,222	99,347
Operating income	25,736	22,620	28,266	26,177	22,319	48,356	43,493
Interest expense	12,411	12,334	12,386	11,958	10,713	24,745	21,038
Income before equity in losses of unconsolidated joint ventures	13,325	10,286	15,880	14,219	11,606	23,611	22,455
Equity in losses of unconsolidated joint ventures	(867)	(1,452)	(742)	(27)	(764)	(2,319)	(796)
Net income	12,458	8,834	15,138	14,192	10,842	21,292	21,659
Noncontrolling interests in Operating Partnership	(766)	(713)	(1,787)	(1,730)	(1,420)	(1,479)	(2,839)
Noncontrolling interests in other consolidated partnerships	25	7	6	2	—	32	—
Net income attributable to Tanger Factory Outlet Centers, Inc.	11,717	8,128	13,357	12,464	9,422	19,845	18,820
Allocation to participating securities	(209)	(158)	(163)	(164)	(165)	(367)	(357)
Net income available to common shareholders	$11,508	$7,970	$13,194	$12,300	$9,257	$19,478	$18,463
Basic earnings per common share:
Net income	$0.13	$0.09	$0.15	$0.14	$0.11	$0.21	$0.23
Diluted earnings per common share:
Net income	$0.12	$0.09	$0.15	$0.14	$0.11	$0.21	$0.23
Weighted average common shares:
Basic	91,717	89,671	85,891	85,171	80,483	90,694	80,418
Diluted	92,816	90,832	86,917	85,992	81,104	91,775	81,039

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/12

FFO and FAD Analysis (dollars and shares in thousands)

		Three Months Ended				YTD
	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	6/30/12	6/30/11
Funds from operations:
Net income	$12,458	$8,834	$15,138	$14,192	$10,842	$21,292	$21,659
Adjusted for -
Depreciation and amortization uniquely significant to real estate - consolidated properties	24,710	25,301	25,019	22,763	17,686	50,011	35,493
Depreciation and amortization uniquely significant to real estate - unconsolidated joint ventures	1,653	1,815	1,253	1,280	1,336	3,468	2,642
Impairment charge - unconsolidated joint ventures	140	—	300	—	—	140	—
Funds from operations	38,961	35,950	41,710	38,235	29,864	74,911	59,794
FFO attributable to noncontrolling interests in other consolidated partnerships	16	(2)	(18)	(19)	—	14	—
Allocation to participating securities	(391)	(308)	(345)	(320)	(264)	(698)	(572)
Funds from operations available to common shareholders	$38,586	$35,640	$41,347	$37,896	$29,600	$74,227	$59,222
Funds from operations per share	$0.39	$0.36	$0.42	$0.39	$0.32	$0.75	$0.64
Funds available for distribution to common shareholders:
Funds from operations	$38,586	$35,640	$41,347	$37,896	$29,600	$74,227	$59,222
Adjusted for -
Corporate depreciation excluded above	214	214	209	201	172	428	330
Amortization of finance costs	585	561	603	592	482	1,146	948
Amortization of net debt discount (premium)	(252)	(248)	(262)	(97)	22	(500)	45
Amortization of share-based compensation	2,313	3,306	1,756	1,887	1,615	5,619	3,413
Straight line rent adjustment	(860)	(997)	(787)	(1,009)	(1,240)	(1,857)	(2,033)
Market rent adjustment	(196)	(234)	(176)	79	(202)	(430)	(357)
2nd generation tenant allowances	(3,179)	(5,537)	(2,796)	(5,766)	(2,979)	(8,716)	(5,422)
Capital improvements	(2,500)	(891)	(1,181)	(3,419)	(4,334)	(3,391)	(5,932)
Adjustments from unconsolidated joint ventures	78	168	(62)	(87)	(14)	246	(49)
Funds available for distribution	$34,789	$31,982	$38,651	$30,277	$23,122	$66,772	$50,165
Funds available for distribution per share	$0.35	$0.32	$0.39	$0.31	$0.25	$0.68	$0.54
Dividends paid per share	$0.21	$0.20	$0.20	$0.20	$0.20	$0.41	$0.39
FFO payout ratio	54%	56%	48%	51%	63%	55%	61%
FAD payout ratio	60%	63%	51%	65%	80%	60%	72%
Diluted weighted average common shs.	98,812	98,690	98,409	97,811	93,237	98,702	93,172

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/12

Unconsolidated Joint Venture Information

The following table details certain information as of and for the quarter ended June 30, 2012 about various unconsolidated real estate joint ventures in which we have an ownership interest (dollars in millions):

Joint Venture	Center Location	Ownership %	Square Feet	Tanger's Share of Total Assets	Tanger's Share of NOI	Tanger's Share of Debt
Deer Park	Deer Park, Long Island NY	33.3%	741,976	$88.6	$3.0	$82.3

Deer Park Warehouse	Deer Park, Long Island NY	33.3%	29,253	$0.6	$—	$0.6

Galveston/Houston (1)	Texas City, TX	50.0%	—	$26.2	$—	$—

National Harbor (2)	Washington D.C. Metro Area	50.0%	—	$0.8	$—	$—

RioCan Canada (3)	Various	50.0%	155,522	$31.5	$0.8	$—

Westgate (1)	Phoenix, AZ	58.0%	—	$20.5	$—	$—

Wisconsin Dells	Wisconsin Dells, Wisconsin	50.0%	265,086	$16.7	$1.1	$12.1

Other				$0.2	$—	$—

Total				$185.1	$4.9	$95.0
(1) Center is under construction and expected to open during the fourth quarter of 2012.
(2) Center is in the development stage.
(3) Includes a 155,522 square foot center in Cookstown, ON as well as investments related to due diligence costs for additional potential sites in Canada.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/12

Unconsolidated Joint Venture Information
Summary Balance Sheets (dollars in thousands)

	6/30/2012	3/31/2012	12/31/2011	9/30/2011	6/30/2011	Tanger's Share as of 6/30/12
Assets
Investment properties at cost - net	$338,144	$332,073	$332,822	$286,727	$284,076	$128,587
Construction in progress	66,263	25,284	11,276	2,591	—	33,132
Assets held for sale (1)	1,800	—	—	—	—	600
Cash and cash equivalents	16,855	9,621	7,582	16,141	15,682	7,821
Deferred lease costs, net	13,514	14,294	14,815	2,840	2,877	6,397
Deferred debt origination costs, net	6,566	6,626	7,566	724	970	2,334
Prepaids and other assets	16,386	15,663	11,687	9,969	8,555	6,262
Total assets	$459,528	$403,561	$385,748	$318,992	$312,160	$185,133

Liabilities & Owners' Equity
Mortgages payable	$273,034	$273,534	$303,230	$293,534	$293,534	$95,053
Construction trade payables	23,135	7,719	2,669	4,958	6,034	11,511
Accounts payable & other liabilities	25,641	24,788	27,246	5,378	6,937	11,188
Total liabilities	321,810	306,041	333,145	303,870	306,505	117,752
Owners' equity	137,718	97,520	52,603	15,122	5,655	67,381
Total liabilities & owners' equity	$459,528	$403,561	$385,748	$318,992	$312,160	$185,133
(1) Assets related to our Deer Park Warehouse joint venture, which is currently for sale.
Summary Statements of Operations (dollars in thousands)

		Three Months Ended				YTD
	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	6/30/12	6/30/11
Revenues	$11,606	$11,658	$10,045	$9,488	$9,752	$23,264	$19,314
Expenses
Property operating	5,083	4,891	4,742	4,718	4,473	9,974	8,574
General & administrative	237	163	136	58	(131)	400	56
Acquisition costs	—	704	—	—	—	704	—
Abandoned development costs	436	954	—	—	—	1,310	—
Impairment charge	420	—	900	—	—	420	—
Depreciation & amortization	4,300	4,608	3,470	3,534	3,627	8,908	7,238
Total expenses	10,476	11,320	9,248	8,310	7,969	21,716	15,868
Operating income	1,130	338	797	1,178	1,783	1,548	3,446
Interest expense	3,598	3,829	3,146	1,381	4,126	7,427	5,929
Net loss	$(2,468)	$(3,491)	$(2,349)	$(203)	$(2,343)	$(5,879)	$(2,483)
Tanger's share of:
Total revenues less property operating and general & administrative expenses ("NOI")	$2,379	$2,526	$2,196	$1,751	$1,984	$4,905	$3,896
Net loss	$(867)	$(1,452)	$(742)	$(27)	$(764)	$(2,319)	$(796)
Depreciation (real estate related)	$1,793	$1,815	$1,553	$1,280	$1,336	$3,608	$2,642

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/12

Debt Outstanding Summary (dollars in thousands)

As of June 30, 2012
	Principal Balance	Stated Interest Rate	Effective Interest Rate	Maturity Date
Unsecured debt:
Unsecured lines of credit (1)	$141,224	Libor + 1.25%		11/10/2015
2015 Senior unsecured notes	250,000	6.15%		11/15/2015
2020 Senior unsecured notes	300,000	6.125%		6/1/2020
Unsecured term loan	250,000	Libor + 1.80%		2/23/2019
Unsecured note	10,000	1.50%	3.153%	6/30/2016
Net debt discounts	(2,724)
Total unsecured debt	948,500
Secured mortgage debt: (2)
Atlantic City, NJ (including premium of $4,697)	57,727	5.14% - 7.65%	5.05%	11/15/2021 - 12/8/2026
Ocean City, MD (including premium of $331)	19,036	5.24%	4.68%	1/6/2016
Hershey, PA (including premium of $1,874)	32,820	5.17% - 8.00%	3.40%	8/1/2015
Total secured mortgage debt	109,583
Tanger's share of unconsolidated JV debt:
Deer Park	82,315	Libor + 3.50 - 5.00%		5/17/2014
Deer Park Warehouse (3)	613	8.75%		5/17/2011
Westgate (4)	—	Libor + 1.75%		6/27/2012
Wisconsin Dells	12,125	Libor + 3.00%		12/18/2012
Total Tanger's share of unconsolidated JV debt	$95,053

(1)
The Company has an unsecured, syndicated credit line with a borrowing capacity totaling $500.0 million and a separate cash management line of credit with a borrowing capacity of $20.0 million with one of the participants in the syndication. Both lines expire on November 10, 2015. Facility fees of 25 basis points annually are charged in arrears based on the amount of the commitment.

(2)	Represents mortgages assumed in the acquisitions of various properties owned by joint ventures which are consolidated for financial reporting purposes.

(3)
The interest only mortgage loan secured by the warehouse matured on May 17, 2011 and the joint venture did not qualify for the one- year extension option. As a result, on June 1, 2012 the joint venture reduced the outstanding principal balance by $500,000 to $1.8 million and entered into a Loan Forbearance Agreement with the lender whereby the lender agreed that it will not enforce its rights under the Loan Documents until the Forbearance Termination Date of October 1, 2012 unless extended. Additional interest accrues at a rate of Prime + 5.5% less the amount paid. During this time, the joint venture committed to continue making monthly debt service payments pursuant to the Forbearance and the Loan Documents at a pay rate of Libor + 1.85%, to maintain the property and to list the property for sale.

(4)
On June 27, 2012, the joint venture closed on a construction loan with the ability to borrow up to $43.8 million (our share $25.4 million), which carries an interest rate of LIBOR + 1.75%. As of June 30, 2012 our balance on the loan was zero as no draws were made during the second quarter of 2012.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/12

Future Scheduled Principal Payments (dollars in thousands)

As of June 30, 2012
Year	Tanger Consolidated Payments	Tanger's Share of Unconsolidated JV Payments	Total Scheduled Payments
2012	$1,298	$12,739	$14,037
2013	4,633	—	4,633
2014	3,599	82,314	85,913
2015	423,563	—	423,563
2016	30,279	—	30,279
2017	3,004	—	3,004
2018	3,179	—	3,179
2019	253,365	—	253,365
2020	303,561	—	303,561
2021	5,788	—	5,788
2022 & thereafter	21,636	—	21,636
	$1,053,905	$95,053	$1,148,958
Net Premiums on Debt	4,178	—	4,178
	$1,058,083	$95,053	$1,153,136
Senior Unsecured Notes Financial Covenants (1)

As of June 30, 2012
	Required	Actual	Compliance
Total Consolidated Debt to Adjusted Total Assets	<60%	47%	Yes
Total Secured Debt to Adjusted Total Assets	<40%	5%	Yes
Total Unencumbered Assets to Unsecured Debt	>135%	204%	Yes
Consolidated Income Available for Debt Service to Annual Debt Service Charge	>1.5	4.43	Yes

(1)
For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/12

Investor Information

Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors. Please address all inquiries to our Investor Relations Department.

Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:	(336) 834-6892
Fax:	(336) 297-0931
e-mail:	tangermail@tangeroutlet.com
Mail:	Tanger Factory Outlet Centers, Inc.
3200 Northline Avenue
Suite 360
Greensboro, NC 27408

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/12